SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

EXECUTE SPORTS, INC.
(Exact name of registrant as specified in charter)

Nevada	33-125868
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

21143 Hawthorne BL #425, Torrance, CA, 90503
(Address of principal executive offices)

949-498-5990
(Registrant’s Telephone Number, including Area Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box.  [X]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box.  [  ]

Securities Act registration statement file number to which this form relates:  333-125868

Securities to be registered pursuant to Section 12(b) of the Act:

Securities to registered pursuant to Section 12 (g) of the Act: None

Common Stock, par value $.001 per share

Item 1.

Description of Registrant's Securities to be registered.

The information contained under the heading entitled "DESCRIPTION OF SECURITIES" - of the Prospectus included in the Registrant's Registration Statement on Form SB-2 (Registration No. 333-13448), as amended, filed with the Securities and Exchange Commission (the “Commission”) on May 24, 2006, is hereby incorporated herein by reference.

Item 2.

Exhibits.

1.

Certificate of Incorporation, as amended (a)

2.

Bylaws of Registrant (b)

3.

Amended Articles of Incorporation of the Registrant (c)

4.

Form of Common Stock Certificate (d)

(a)

Filed as Exhibit 3.1 to the Registrant's Registration Statement on Form SB-2 filed with the Commission on June 16, 2005, as amended, and incorporated herein by reference.

(b)

Filed as Exhibit 3.2 to the Registrant's Registration Statement on Form SB-2 filed with the Commission on June 16, 2005, as amended, and incorporated herein by reference.

(c)

Filed as Exhibit 3.3 to the Registrant’s Registration Statement on Form SB-2 filed with the Commission on June 16, 2005, as amended, and incorporated herein by reference.

(d)

Filed as Exhibit 4.1 to the Registrant’s Registration Statement on Form SB-2 filed with the Commission on June 16, 2005, as amended, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

EXECUTE SPORTS, INC.
(Registrant)

Dated: September 25, 2007	By: Geno M. Apicella
Geno M. Apicella
Chief Executive Officer